        NUMBER                                                                                            SHARES
  NP                                                   Compu-DAWN, INC.

                                           INCORPORATED UNDER THE LAWS OF DELAWARE                     CUSIP 20476A 10 0
                                                                                                     See reverse side for
                                                                                                     certain definitions

                                         COMMON STOCK


         This Certifies that


         is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

                                                       Compu-DAWN, Inc.

transferable  on the books of the  Corporation  in person or by duly  authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until  countersigned  by the Transfer  Agent and  registered by the
Registrar.
         Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.
         Dated:
                                        Compu-DAWN, Inc.
                                          CORPORATE
                                            SEAL
                                            1996
                                          DELAWARE
       ---------------------------------                             -----------------------------------------------------
       CHAIRMAN, CHIEF EXECUTIVE OFFICER                             PRESIDENT AND TREASURER
       AND SECRETARY
                                                                     COUNTERSIGNED AND REGISTERED:  AMERICAN STOCK
                                                                     TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

                                                                     -----------------------------------------------------
                                                                     Authorized Officer

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                       UNIF GIFT MIN ACT -............Custodian..................
         TEN ENT - as tenants by the entireties                                     (Cust)                (Minor)
         JT TEN  - as joint tenants with right                                    under Uniform Gifts to Minors
                   of survivorship and not as                               Act...........................................
                   tenants in common

                      Additional abbreviations may also be used though not in the above list.

                                            Compu-DAWN, Inc.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

         For value received, ___________________________ hereby sell, assign and transfer unto

                  PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------------------------------------------

                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------


shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________ Attorney to
transfer the said stock on the books of the within named  Corporation  with full power of substitution in the premises.

Dated______________________________

                                                     -------------------------------------------------
                                                     NOTICE:  THE  SIGNATURE  TO THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                     OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



------------------------------------------------
THE  SIGNATURE(S)  SHOULD BE  GUARANTEED  BY AN ELIGIBLE  GUARANTOR  INSTITUTION
(BANKS,  STOCKBROKERS,  SAVINGS  AND LOAN  ASSOCIATIONS  AND CREDIT  UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE  MEDALLION  PROGRAM),  PURSUANT TO
S.E.C. RULE 17Ad-15.